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                                                            EXHIBIT 1A(10)(b)(i)

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[LOGO OF SAGE LIFE INSURANCE APPEARS HERE]


                                                                                                                     APPLICATION FOR
                                                                                   MODIFIED SINGLE PAYMENT VARIABlE LIFE CERTIFICATE
 SAGE LIFE ASSURANCE OF AMERICA, INC.                        Mail to: Sage Life, P.O. Box 30000, Dept. 5162, Hartford, CT 06150-5162
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
                   1. PROPOSED INSURED                                 7.  ALLOCATION OF PURCHASE PAYMENT
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First                    Middle                      Last                                   - Optional -
                                                                7a.     To Dollar-Cost Averaging:
------------------------------------------------------------    _______ % of my payment to be Dollar Cost Averaged to the Asset
Residence Street Address                                                Allocation Model Portfolio selected in 7b, or to the
                                                                        Variable Sub-Accounts in 7c, unless specified otherwise
------------------------------------------------------------            in 8 below.
City                     State                       Zip
                                                                              - Complete 7b or 7c -
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Birthdate (Mo/Day/Yr)   Sex  [_] M           [_] SS#            7b.     To Asset Allocation Model Portfolios:
                             [_] F                              _______ % to the Asset Allocation Model Portfolio checked below:
------------------------------------------------------------            [ [_] I    [_] II   [_] III    [_] IV   [_] V   [_] VI ]
Phone                   E-Mail Address       Place of Birth
                                                                                               - Or -
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Occupation/Duties                                               7c.     To Variable Sub-Accounts:

------------------------------------------------------------            [AIM                            MFS
       2. OWNER (skip if same as Proposed Insured)                      ----                            ---
------------------------------------------------------------    _____% (253) Capital Development   _____% (553) Total Return
First                    Middle                      Last       _____% (254) Government Securities _____% (554) Growth with Income
                                                                _____% (255) Growth and Income     _____% (555) High Income
------------------------------------------------------------    _____% (256) Value                 _____% (556) Research
Residence Street Address                                        _____% (257) International Equity  _____% (557) Value
                                                                        Alger                           Morgan Stanley
------------------------------------------------------------            -----                           --------------
City                     State                       Zip        _____% (353)Income and Growth      _____% (653) Value
                                                                _____% (354)MidCap Growth          _____% (654) Mid Cap Value
------------------------------------------------------------    _____% (355)Small Cap              _____% (655) Global Equity
Phone                              [_] SS#       [_] TIN#               Colonial/Liberty                State Street
                                                                        ----------------                ------------
------------------------------------------------------------    _____% (453) U.S. Stock            _____% (753) S&P 500 Index
E-Mail Address              Relationship to Proposed Insured    _____% (454) Growth and Income     _____% (754) Russell 2000 Index
                                                                _____% (455) Small Cap Value       _____% (755) EAFE Index
------------------------------------------------------------    _____% (456) Strategic Income           T.Rowe Price
                  3. PRIMARY BENEFICIARY                                                                ------------
------------------------------------------------------------    _____% (457) Newport Tiger         _____% (953) Equity Income
Name(s)       SS#/TIN#  Relationship to Proposed Insurered %    _____% (458) All-Star Equity       _____% (954) Mid-Cap Growth
                                                                _____% (459) Global Utilities      _____% (955) Pers Strgy Balanced
------------------------------------------------------------            SteinRoe                          Sage Advisors
                                                                        --------                          -------------
------------------------------------------------------------    _____% (853) Growth Stock          _____% (003) Money Market]
          3A. CONTINGENT BENEFICIARY (optional)                 _____% (854) Special Venture
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Name(s)       SS#/TIN#  Relationship to Proposed Insurered %            To Fixed Sub-Accounts:
                                                                _____[% (121) 1year    _____% (124) 4 year  _____% (130) 10 year]
------------------------------------------------------------    _____ % (122) 2 year   _____% (125) 5 year
                                                                        (123) 3 year   _____% (127) 7 year
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                                                                                            - Optional -
                     4. TYPE OF PLAN
------------------------------------------------------------      [_]    Rebalance my Variable Sub-Account values each calendar
4a.  Plan of Insurance:                                                  quarter.
       |_|   Modified Single Payment Variable Life              --------------------------------------------------------------------
       |_|   Other __________________________                                        8. DOLLAR COST AVERAGING
4b.  Specify one of the following:                              --------------------------------------------------------------------
       |_|   Initial Purchase Payment $ _________________ or    DCA Account:  Check the box below (only one) that you want us to
       |_|   Initial Insurance Amount $ _________________       -----------
4c.  Optional Riders:                                           Dollar Cost Average from.
       |_|   ____________________  Purchase Payment $ ______    No. of Months: We will make level monthly transfers from the DCA
       |_|   ____________________  Purchase Payment $ ______    -------------
------------------------------------------------------------    Account for the number of months shown below. Transfers from the
                   5. PURCHASE PAYMENT                          [Sage Money Market] will be made over a 12-month period, unless you
------------------------------------------------------------    specify otherwise below.
  [_]   Check to Sage Life for $ ________________________ or    Variable Sub-Accounts: Transfers will be made monthly from the DCA
  [_]   Estimated Amount of 1035 Exchange $ _____________ or    ---------------------
  [_]   Other ____________________________                      Account to the Asset Allocation Model Portfolio selected in 7b, or
------------------------------------------------------------    to the same Variable Sub-Accounts and in the same %'s as shown in
                      6. REPLACEMENT                            7c, unless you specify otherwise below.
------------------------------------------------------------           DCA Account             No. of Months   Variable Sub-Account
Will the proposed Certificate replace any existing annuity             -----------             -------------   --------------------
or life insurance policy?    [_]  No     [_]  Yes  (If yes,     [_]    [(003) Sage Money Market]  ________     --------%--------
list all companies and policy numbers and attach transfer       [_]    [(131) Fixed - 1 Year]       [12]       ________%________
or exchange form.) ______                                       [_]    [(132) Fixed - 2 Year]       [24]       ________%________
                                                                [_]    [(133) Fixed - 3 Year]       [36]       ________%________
                                                                [_]    [(134) Fixed - 4 Year]       [48]       ________%________
                                                                [_]    [(135) Fixed - 5 Year]       [60]       ________%________
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[LOGO OF SAGE LIFE INSURANCE APPEARS HERE]
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                     9. AUTHORITY FOR TELEPHONE TRANSFERS
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I acknowledge that neither Sage Life Assurance of America, Inc. ("Sage Life")
nor any representative of Sage Life will be responsible for any claim, loss, liability or expense resulting from a telephone transfer request if Sage Life or such representative acted on the telephone request in good faith.
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
I wish to have a Personal Identification Number (PIN) issued to me in order to
make telephone transfers.                                                                                     [_] Yes    [_] No

I _______ (Owner's initials) authorize you to issue a Personal Identification Number (PIN) to my registered   [_] Yes    [_] No
representative/agent in order for him/her to make telephone transfers between Sub-Accounts on my behalf.
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                             10. SPECIAL REQUESTS
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                        11. AMENDMENTS (H.O. use only)
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COMPANY CORRECTIONS OR ADDITIONS, IF ANY (Except in Kentucky and West Virginia)
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                          12. SIMPLIFIED UNDERWRITING
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
12a. During the past five years, has the Proposed Insured:
     i.    Had or been treated for cancer, insulin dependent diabetes, heart attack, chest pain, stroke, central nervous system
           disorder, muscular disorder, respiratory disorder or hypertension ?                                      [_] Yes   [_] No

     ii.   Had or been treated for a nervous psychological disorder, epilepsy, emphysema, kidney failure, liver disorder or been
           advised to have treatment for alcohol or drug abuse?                                                     [_] Yes   [_] No

     iii.  Been declined or rated for life insurance?                                                               [_] Yes   [_] No
12b. Has the Proposed Insured ever been diagnosed or treated, by a member of the medical profession, for AIDS, AIDS Related
     Complex or other immune deficiency disorder?                                                                   [_] Yes   [_] No
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                         13. SUPPLEMENTAL INFORMATION
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
13a. Has the Proposed Insured in the last 12 months smoked cigarettes?                                               [_] Yes [_] No

13b. If we are unable to issue a variable life insurance certificate, do you wish to apply for a variable annuity?   [_]Yes   [_] No
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             14. SUITABLY, AGREEMENT, AUTHORIZATION, AND SIGNATURE
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SUITABILITY: By signing below, I acknowledge receipt of the current Variable
Life Prospectus and understand that the amount and duration of the death benefit and all payments and values, when based on the investment experience of the
Variable Account, may increase or decrease, depending upon investment experience for the Certificate and are not guaranteed as to dollar amount. I also understand that there is no guaranteed minimum Account Value and therefore a
Certificate may lapse and provide no further death benefit without additional payments.
AGREEMENT: I agree that to the best of my knowledge and belief, all statements and answers in this application are complete and true and may be relied upon by Sage Life in determining whether to issue the Certificate. My answers will form a part of any Certificate to be issued, and no medical examiner or registered representative has authority to modify this agreement or waive any of Sage Life's rights or requirements. If I make a change as indicated
in Section 11, it will be approved by acceptance of the Certificate where permitted by state regulation. Any change in plan, benefits applied for, amount of insurance, issue age, or risk class must be agreed to in writing.
I also understand that unless otherwise provided by the Temporary Insurance
Agreement, no Certificate will take effect unless, while the Proposed Insured is living, the initial purchase payment is paid, the Certificate is delivered to and accepted by the Owner, and the answers and statements in this application continue to be complete and true at the time of such payment and acceptance.

AUTHORIZATION: I, the Proposed Insured, authorize any physician, hospital or other medical practitioner or facility, insurance company, Medical Information
Bureau, or any other organization, institution or person that has any information about my health or any non-medical information relevant to my insurability or that of my minor child who is to be insured to release such information to Sage Life and its reinsurers. I authorize Sage Life to obtain investigative consumer reports, if appropriate. I understand that I have a right to learn the content and receive a copy of any such report. This authorization is valid for 2 years from the date signed and a photographic copy is as valid as the original. I acknowledge receipt of the Fair Credit Reporting Act and Medical
Information Bureau Notices.
FRAUD WARNING: By signing below, I agree to have
read the Fraud Warning that is applicable to my State and shown on the next page of this Application.
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
Signed at ______________________________________________     On ____________________________________________
               CITY                     STATE                                         DATE

X ______________________________________________________     X _____________________________________________
  PROPOSED INSURED (PARENT/GUARDIAN IF UNDER AGE 15)         APPLICANT/OWNER (IF OTHER THAN PROPOSED INSURED)
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                               15. AGENTS REPORT
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
1.  Do you have reason to believe that the Certificate applied for may replace an existing annuity or insurance
    policy?                                                                                                      [_] Yes      [_] No
    (If yes, list carrier, policy number, whether Section 1035 exchange, and attach State Replacement Form if applicable.)
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2.  Have you provided a Temporary Insurance Agreement to the Applicant?                                          [_] Yes      [_] No
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Agent's Legal Name (PRINTED)             SS#      License Number        Agency Name/Broker-Dealer/Branch
                                                  (Florida only)
----------------------------------------------------------------        -----------------------------------------------------------
Agent's Business Address                 Business Phone                 Signature of Agent                   Agent's E-Mail Address
Designation: [_]  Program A  [_] Program B   [_] Program C     Once selected, Program cannot be changed.
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